Basis of preparation and recent accounting developments (Policies)	12 Months Ended
Mar. 31, 2018
Accounting Policies, Changes In Accounting Estimates And Errors [Abstract]
Description of accounting policy for basis of preparation
These consolidated financial statements have been prepared in accordance with International Accounting Standards (IAS) and International Financial Reporting Standards (IFRS) and related interpretations as issued by the IASB and IFRS as adopted by the EU. They are prepared on the basis of all IFRS accounting standards and interpretations that are mandatory for periods ended 31 March 2018 and in accordance with the Companies Act 2006 applicable to companies reporting under IFRS and Article 4 of the EU IAS Regulation. The comparative financial information has also been prepared on this basis.

The consolidated financial statements have been prepared on a historical cost basis, except for the recording of pension assets and liabilities, the revaluation of derivative financial instruments and certain commodity contracts and investments classified as available-for-sale.

These consolidated financial statements are presented in pounds sterling, which is also the functional currency of the Company.

The notes to the financial statements have been prepared on a continuing basis unless otherwise stated.

Our income statement and segmental analysis separately identify financial results before and after exceptional items and remeasurements. The Directors believe that presentation of the results in this way is relevant to an understanding of the Group’s financial performance. Presenting financial results before exceptional items and remeasurements is consistent with the way that financial performance is measured by management and reported to the Board and Executive Committee and aids the comparability of reported financial performance from year to year in this context.

Further, this year we have adopted a columnar presentation as we consider it improves the clarity of the presentation, and is consistent with the way that financial performance is measured by management and reported to the Board and Executive Committee, and better enables users of the financial statements to understand the results. The inclusion of total profit for the period from continuing operations before exceptional items and remeasurements forms part of the incentive target set annually for remunerating certain Executive Directors. Accordingly we believe it is important for users of the financial statements to understand how this compares to our results on a statutory basis and year-on-year.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities and the reported amounts of revenue and expenses during the reporting period (see accounting policy E).

Going concern
The Directors considered it appropriate to prepare the financial statements on a going concern basis, having considered the Company’s cash flow forecasts with respect to business planning and treasury management activities. The going concern basis presumes that the Group has adequate resources to remain in operation, and that the Directors intend it to do so, for at least one year from the date the financial statements are signed.

Basis of consolidation
The consolidated financial statements incorporate the results, assets and liabilities of the Company and its subsidiaries, together with a share of the results, assets and liabilities of joint operations. The Group accounts for joint ventures and associates using the equity method of accounting, where the investment is carried at cost plus post-acquisition changes in the share of net assets of the joint venture or associate, less any provision for impairment.

A subsidiary is defined as an entity controlled by the Group. Control is achieved where the Group is exposed to, or has the rights to, variable returns from its involvement with the entity and has the power to affect those returns through its power over the entity.

Losses in excess of the consolidated interest in joint ventures and associates are not recognised, except where the Company or its subsidiaries have made a commitment to make good those losses.

Where necessary, adjustments are made to bring the accounting policies used in the individual financial statements of the Company, subsidiaries, joint operations, joint ventures and associates into line with those used by the Group in its consolidated financial statements under IFRS. Intercompany transactions are eliminated.

The results of subsidiaries (other than relating to UK Gas Distribution as described in C below), joint operations, joint ventures and associates acquired or disposed of during the year are included in the consolidated income statement from the effective date of acquisition or up to the effective date of disposal, as appropriate.

Acquisitions are accounted for using the acquisition method, where the purchase price is allocated to the identifiable assets acquired and liabilities assumed on a fair value basis and the remainder recognised as goodwill.

Foreign currencies
Transactions in currencies other than the functional currency of the Company or subsidiary concerned are recorded at the rates of exchange prevailing on the dates of the transactions. At each reporting date, monetary assets and liabilities that are denominated in foreign currencies are retranslated at closing exchange rates. Non-monetary assets are not retranslated unless they are carried at fair value.

Gains and losses arising on the retranslation of monetary assets and liabilities are included in the income statement, except where the application of hedge accounting requires inclusion in other comprehensive income see note 16.

On consolidation, the assets and liabilities of operations that have a functional currency different from the Company’s functional currency of pounds sterling, principally our US operations that have a functional currency of US dollars, are translated at exchange rates prevailing at the reporting date. Income and expense items are translated at the average exchange rates for the period where these do not differ materially from rates at the date of the transaction. Exchange differences arising are recognised in other comprehensive income and transferred to the consolidated translation reserve within other equity reserves see note 26.

Areas of judgement and key sources of estimation uncertainty
The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates. Information about such judgements and estimations is contained in the notes to the financial statements, and the key areas are summarised below.

Areas of judgement that have the most significant effect on the amounts recognised in the financial statements are as follows:

•	categorisation of certain items as exceptional items and the definition of adjusted earnings see notes 4 and 7.

Key sources of estimation uncertainty that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year are as follows:

•	valuation of liabilities for pensions and other post-retirement benefits see note 23; and

•	the discount rate and cash flows applied in determining the environmental provisions see note 24.

In order to illustrate the impact that changes in assumptions could have on our results and financial position, we have included sensitivity analyses in note 33.

New IFRS accounting standards effective and New IFRS accounting standards and interpretations not yet adopted
FRS 15 ‘Revenue from Contracts with Customers’
IFRS 15 ‘Revenue from Contracts with Customers’ is effective for National Grid for the year ending 31 March 2019. The new standard provides enhanced detail and a five-step revenue recognition approach to reflect the transfer of goods and services to customers.

The core principle of IFRS 15 is that an entity recognises revenue related to the transfer of promised goods or services when control of the goods or services passes to customers. The amount of revenue recognised should reflect the consideration to which the entity expects to be entitled in exchange for those goods or services.

This differs from the principle under the current revenue standard that requires an assessment of when risks and rewards of goods and services are transferred rather than control of those goods or services.

Detailed reviews of revenue arrangements in the UK and US have been undertaken prior to our transition to IFRS 15 on 1 April 2018. We will adopt the modified retrospective approach whereby the historical cumulative transition adjustment is reflected through retained earnings.
There are two types of revenue arrangements that will be impacted on transition to IFRS 15. The financial impacts and the transition adjustment to retained earnings are described further:

•
There are certain pass-through revenues (principally revenues collected on behalf of the Scottish and Offshore transmission operators) where the principal/agency assessment changes on transition to IFRS 15. In moving from a risk and reward model to a control model, we will no longer record our revenues collected on behalf of the Scottish and Offshore transmission operators as principal as we do not control the Scottish or Offshore transmission networks. If we had adopted IFRS 15 in 2017/18, both revenues and operating costs would have been £1,056 million lower, with no impact to profit as a result of this change. There will be no transition adjustment as a result of this change; and

•
Across our subsidiaries in the UK and the US, our customers provide contributions for certain capital works (e.g. connections) which we continue to own on completion of the works. In our electricity business in the UK, we currently recognise customer contributions for connections over time as we have an ongoing contractual condition to maintain connections over their lives. In our UK Gas Transmission business, we recognise customer contributions when the connection is completed (the contractual conditions of the connection agreement do not explicitly require connections to be maintained over the life of the connection). In the US, revenue is also recognised when the connection is completed.

Under IFRS 15, connection contributions in our subsidiaries will be deferred and released into the income statement as revenue over the life of the network. We have reached this conclusion because our customers cannot benefit from a connection without the use of our utility network; access to our network through the connection is satisfied over time.

In the UK, we also have arrangements where our customers make contributions for diversions. These are currently deferred over the life of our network. Under IFRS 15, these revenues are recognised on completion of the diversion as there are no ongoing performance obligations to satisfy.

Had we adopted IFRS 15 in 2017/18, revenues would have been approximately £83 million lower, as revenues from connections in the US and in UK Gas Transmission that were recognised up-front would have been deferred over the life of the network. The decrease in profit after tax in our subsidiaries would have been £56 million.

The transition adjustment through retained earnings of £167 million will result in an increase to deferred revenues of approximately £240 million and a corresponding deferred tax impact of £73 million.

iii) IFRS 16 ‘Leases’
IFRS 16 ‘Leases’ is effective for National Grid for the year ending 31 March 2020. The Group enters into a significant number of operating lease transactions. Under IFRS 16, our operating leases will be accounted for on the balance sheet as ‘right-of-use’ assets. This treatment will increase both our assets and liabilities and subsequently, will result in an increase in finance costs and depreciation and a reduction in operating costs. The outcome of our conclusions will have an impact on how we account for our operating leases. We are also performing an assessment of our revenue, service contracts and power purchase contracts to determine whether we have the right to use assets under those contracts and whether they fall within the scope of IFRS 16. We plan to apply IFRS 16 using the modified retrospective approach, whereby comparatives will not be restated on adoption of the new standard but instead a cumulative adjustment will be reflected in retained earnings.

iv) Other
In addition, the following new accounting standards and amendments to existing standards have been issued but are not yet effective or have not yet been endorsed by the EU:

•	Amendments to IFRS 2 ‘Share-based payment’;

•	IFRIC 22 ‘Foreign Currency Transactions and Advance Consideration’;

•	IFRIC 23 ‘Uncertainty over Income Tax Treatments’;

•	Amendments to IAS 40 ‘Investment Property’;

•	Amendments to IAS 28: 'Investments in associates' – Long-term interests in associates and joint ventures;

•	Annual Improvements to IFRS Standards 2015-2017 Cycle;

•	IFRS 17 ‘Insurance Contracts’; and

•	Amendments to IAS 19 ‘Employee Benefits’.

Effective dates remain subject to the EU endorsement process.
The Group enters into a significant number of transactions that fall within the scope of IFRS 9 ‘Financial Instruments’, IFRS 15 ‘Revenue from Contracts with Customers’ and IFRS 16 ‘Leases’. We are assessing the likely impact of these standards on the Group’s financial statements.

i) IFRS 9 ‘Financial Instruments’
IFRS 9 ‘Financial Instruments’ is effective for National Grid for the year ending 31 March 2019. The change to IFRS 9 principally impacts the accounting for the classification and measurement of financial instruments, impairment of financial assets and hedge accounting.

The Group has elected not to restate comparatives on initial application of IFRS 9. The full impact of adopting IFRS 9 will depend on the financial instruments that the Group has during the year ending 31 March 2019 as well as on economic conditions and judgements made as at the year end. The Group has performed an assessment of the potential impact of adopting IFRS 9 based on the financial instruments and hedging relationships as at the date of adoption of IFRS 9 (1 April 2018). It is not expected that the adoption of IFRS 9 will materially impact our profits or net assets on transition or prospectively.

Classification and measurement: financial assets
The number of categories of financial assets has been reduced under IFRS 9 compared to IAS 39. Under IFRS 9 the classification of financial assets is based on the business model within which the asset is held and the contractual terms of the asset. There are three principal classification categories for financial assets that are debt instruments: (i) amortised cost, (ii) fair value through other comprehensive income (FVOCI), and (iii) fair value through profit or loss (FVTPL). Equity investments are either classified as (i) FVTPL or (ii) FVOCI. Where assets or liabilities are measured at FVTPL, any fair value movements will be reported as remeasurements. If measured at FVOCI, realised gains on equity investments are not recycled to the income statement but instead are transferred directly to retained profits.

The largest reallocation of financial assets will be from available-for-sale investments to FVTPL and relates to over £2 billion Group investments in money market funds and insurance company investments in mutual funds, where the contractual terms are such that they do not qualify for any other category. All other available-for-sale investments will be categorised as FVOCI under IFRS 9.

The change to the asset classification rules will have no impact on reported Group net assets, although there will be some changes to reserves at transition.

Classification and measurement: financial liabilities
Under IFRS 9 financial liabilities can be designated at FVTPL to eliminate an accounting mismatch. Where financial liabilities are designated at FVTPL, changes in their fair value due to credit risk are presented in other comprehensive income. Remaining changes in fair value are presented in the income statement.

With effect from 1 April 2018 the Group will take the fair value option for one issued zero coupon liability to reduce the measurement mismatch against some derivatives. This change will result in a reduction of reported net assets of less than £50 million.

Impairment
The impairment model under IFRS 9 reflects expected credit losses, as opposed to only incurred losses under IAS 39. The new impairment model will apply to the Group’s financial assets that are debt instruments measured at amortised cost or FVOCI as well as the Group’s trade receivables.

The Group expects to apply the simplified approach, recognising lifetime expected losses for its trade receivables. The Group’s preliminary calculation of the loss allowance for these assets as at 31 March 2018 results in an immaterial impact compared to under IAS 39.

The Group’s other investments in debt instruments that are subject to the IFRS 9 impairment model are determined to be low credit risk at 31 March 2018. The Group intends to apply the low credit risk simplification in IFRS 9, which allows the Group to assume that there has not been a significant increase in credit risk since initial recognition of these assets, and therefore recognise a loss allowance for only 12-month expected credit losses as at 1 April 2018. The adjustment to the opening reserves in respect of this is not expected to be significant.

The Group has adopted the following amendments to standards:

•	annual improvements to IFRSs 2014-2016 Cycle;

•	amendments to IAS 7 ‘Statement of cash flows’; and

•	amendments to IAS 12 ‘Income taxes’.

The adoption of these amendments has had no material impact on the Group’s results or financial statement disclosures.

Hedge accounting
On initial application of IFRS 9, an entity may choose to continue to apply the hedge accounting requirements of IAS 39 instead of those of IFRS 9. The Group has elected to apply the IFRS 9 hedge accounting requirements because they more closely align with the Group’s risk management policies.

An assessment of the Group’s designated hedging relationships under IAS 39 has been performed and it has been determined that all would qualify as continuing hedge relationships under IFRS 9. However, in order to apply elective changes to the treatment of costs of hedging, certain relationships will be formally redesignated from the date of adoption. The Group is considering additional opportunities to apply hedge accounting under IFRS 9.

The Group does not anticipate the application of IFRS 9 hedge accounting requirements will have a material impact on the Group’s consolidated financial statements.

Segmental analysis

This note sets out the financial performance for the year split into the different parts of the business (operating segments). The performance of these operating segments is monitored and managed on a day-to-day basis. Revenue and the results of the business are analysed by operating segment, based on the information the Board of Directors uses internally for the purposes of evaluating the performance of operating segments and determining resource allocation between operating segments. The Board is National Grid’s chief operating decision maker (as defined by IFRS 8 ‘Operating Segments’) and assesses the profitability of operations principally on the basis of operating profit before exceptional items and remeasurements (see note 4). As a matter of course, the Board also considers profitability by segment, excluding the effect of timing. However, the measure of profit disclosed in this note is operating profit before exceptional items and remeasurements as this is the measure that is most consistent with the IFRS results reported within these financial statements.

Our strategy in action
The Group owns a portfolio of businesses that range from businesses with high levels of investment and growth to cash generative developed assets with lower investment requirements (such as National Grid Metering, included within NGV and Other). The majority of revenue is generated from regulated operating segments in the UK and US. The Group works with its regulators to obtain agreements that balance the risks faced with the opportunity to deliver reasonable returns for investors. When investing in NGV and Other, the Group aims to leverage its core capabilities to deliver higher returns for investors. The regulated businesses earn revenue for the transmission, distribution and generation services they have provided during the year. In any one year, the revenue recognised may differ from that allowed under the Group’s regulatory agreements and any such timing differences are adjusted through future prices. NGV and Other businesses earn revenue in line with their contractual terms.

Operating costs

Below we have presented separately certain items included in our operating costs from continuing operations. These include a breakdown of payroll costs (including disclosure of amounts paid to key management personnel) and fees paid to our auditors.

Exceptional items and remeasurements

To monitor our financial performance, we use a profit measure that excludes certain income and expenses. We call that measure ‘business performance’ or ‘adjusted profit’. We exclude items from business performance because, if included, these items could distort understanding of our performance for the year and the comparability between periods. This note analyses these items, which are included in our results for the year but are excluded from business performance.

Finance income and costs

This note details the interest income generated by our financial assets and interest expense incurred on our financial liabilities. It also includes the net interest on our pensions and other post-retirement assets. In reporting business performance, we adjust net financing costs to exclude any net gains or losses on derivative financial instruments included in remeasurements. In addition, significant debt redemption costs are typically treated as exceptional (see note 4).

Tax

Tax is payable in the territories where we operate, mainly the UK and the US. This note gives further details of the total tax charge and tax liabilities, including current and deferred tax. The current tax charge is the tax payable on this year’s taxable profits. Deferred tax is an accounting adjustment to provide for tax that is expected to arise in the future due to differences in the accounting and tax bases.

Earnings per share (EPS)

EPS is the amount of post-tax profit attributable to each ordinary share. Basic EPS is calculated on profit for the year attributable to equity shareholders divided by the weighted average number of shares in issue during the year. Diluted EPS shows what the impact would be if all outstanding share options were exercised and treated as ordinary shares at year end. The weighted average number of shares is increased by additional shares issued as scrip dividends and reduced by shares repurchased by the Company during the year. The earnings per share calculations are based on profit after tax attributable to equity shareholders of the Company which excludes non-controlling interests.

Dividends

Dividends represent the return of profits to shareholders. Dividends are paid as an amount per ordinary share held. We retain part of the profits generated in the year to meet future growth plans and pay out the remainder in accordance with our dividend policy.

Discontinued operations
As described further in note 9, on 8 December 2016 the Group entered into a sale and purchase agreement to dispose of a 61% controlling stake in the UK Gas Distribution business. The disposal completed on 31 March 2017 and the Group has retained a 39% interest in the business. As a result, all assets and liabilities of UK Gas Distribution were deemed to be disposed of and a 39% interest reacquired. The 39% retained interest is classified as an associate on the basis that the Group retains significant influence over the business through its retained stake. The Group has the ability to appoint 4 of the 12 directors on the board of Quadgas HoldCo Limited.

In addition, the Group entered into a Further Acquisition Agreement (FAA) over a further 14% interest. Refer to note 15 for further details.

The Group classified UK Gas Distribution as held for sale as of 8 December 2016, when it became highly probable that the value of the business to the Group would be recovered through sale rather than continuing ownership. As UK Gas Distribution represents a separate major line of business, the business was classified as a discontinued operation in the 2016/17 consolidated income statement. This continues to be reflected in the consolidated income statement and the consolidated statement of comprehensive income, as well as earnings per share (EPS) split between continuing and discontinued operations.

Our results and cash flows of significant assets or businesses sold during the year are shown separately from our continuing operations. Assets and businesses are classified as held for sale when their carrying amounts are recovered through sale rather than through continuing use. It only meets the held for sale condition when the assets are ready for immediate sale in their present condition, management is committed to the sale and it is highly probable that the sale will complete within one year. Depreciation ceases on assets and businesses when they are classified as held for sale and the assets and businesses are impaired if the proceeds less sale costs fall short of the carrying value.

As a result of the sale of a 61% controlling interest in UK Gas Distribution on 31 March 2017, we are required to report our earnings for the Group excluding UK Gas Distribution (‘continuing operations’) separately from the results of that business, which we report within ‘discontinued operations’. The gain recognised by the Group on sale is analysed in the detail of the note below. All costs associated with the transaction, including those associated with separation and setting up UK Gas Distribution are shown as a deduction from the proceeds received. Any adjustments arising as part of the completion adjustments finalised within the measurement period would result in a further gain or loss on disposal to be reported within discontinued operations in the current period.

Goodwill

Goodwill represents the excess of what we paid to acquire businesses over the fair value of their net assets at the acquisition date. We assess whether goodwill is recoverable each year by performing an impairment review.

Other intangible assets

Other intangible assets include software which is written down (amortised) over the length of period we expect to receive a benefit from the asset.

Property, plant and equipment

The following note shows the physical assets controlled by us. The cost of these assets primarily represents the amount initially paid for them. This includes both their purchase price and the construction and other costs associated with getting them ready for operation. A depreciation expense is charged to the income statement to reflect annual wear and tear and the reduced value of the asset over time. Depreciation is calculated by estimating the number of years we expect the asset to be used (useful economic life) and charging the cost of the asset to the income statement equally over this period.

Our strategy in action
We operate an energy networks business and therefore have a significant physical asset base. We continue to invest in our networks to maintain reliability, create new customer connections and ensure our networks are flexible and resilient. Our business plan envisages these additional investments will be funded through a mixture of cash generated from operations and the issue of new debt.

Other non-current assets

Other non-current assets include assets that do not fall into any other non-current asset category (such as goodwill or property, plant and equipment) where the benefit to be received from the asset is not due to be received until after 31 March 2019.

Financial and other investments

Financial and other investments include three main categories. Assets classified as available-for-sale typically represent investments in short-term money funds and quoted investments in equities or bonds of other companies. The second category comprises long-term loans to our associates and joint ventures. The third category is other loans and receivables which includes bank deposits with a maturity of greater than three months, and cash balances that cannot be readily used in operations, principally collateral pledged against derivative holdings.

Investments in joint ventures and associates

Investments in joint ventures and associates represent businesses we do not control, but instead exercise joint control or significant influence.

While we present consolidated results in these financial statements as if we were one company, our legal structure is such that there are a number of different operating and holding companies that contribute to the overall result. This structure has evolved through acquisitions as well as regulatory requirements to have certain activities within separate legal entities.

Derivative financial instruments

Derivatives are financial instruments that derive their value from the price of an underlying item such as interest rates, foreign exchange rates, credit spreads, commodities, equity or other indices. In accordance with Board approved policies, derivatives are transacted generally to manage our exposure to fluctuations in interest rate, foreign exchange and our operational market risks from our commodity activities. Our derivatives are split into the broad categories analysed below:

•    derivatives managing risks to interest rate and foreign exchange rate. Specifically we use these derivatives to manage risks from the financing portfolio, to optimise the overall cost of accessing the debt capital markets, managing the exposure to holdings in foreign operations and other contractual operational cash flows; and
•    derivatives managing our price and supply risks from our commodity activity.

Inventories and current intangible assets

Inventories represent assets that we intend to use in order to generate revenue in the short-term, either by selling the asset itself (for example, fuel stocks) or by using it to fulfil a service to a customer or to maintain our network (consumables).

Trade and other receivables

Trade and other receivables are amounts which are due from our customers for services we have provided. Other receivables also include prepayments made by us, for example, property lease rentals paid in advance.

Cash and cash equivalents

Cash and cash equivalents include cash balances, together with short-term investments with an original maturity of less than three months that are readily convertible to cash.

Borrowings and Borrowing facilities

We borrow money primarily in the form of bonds and bank loans. These are for a fixed term and may have fixed or floating interest rates or are linked to RPI. As indicated in note 16, we use derivatives to manage risks associated with interest rates and foreign exchange. Further details on our net debt can be found in note 27.

Our strategy in action
Our price controls and rate plans require us to fund our networks within a certain ratio of debt to equity and, as a result, we have issued a significant amount of debt. As we continue to invest in our networks, the value of debt is expected to increase over time. To maintain a strong balance sheet and to allow us to access capital markets at commercially acceptable interest rates, we balance the amount of debt we issue with the value of our assets, and take account of certain other metrics used by credit rating agencies.

To support our long-term liquidity requirements and provide backup to commercial paper and other borrowings, we agree loan facilities with financial institutions over and above the value of borrowings that may be required. These facilities have never been drawn, and our undrawn amounts are listed below.

Trade and other payables

Trade and other payables include amounts owed to suppliers, tax authorities and other parties which are due to be settled within 12 months. The total also includes deferred income, which represents monies received from customers but for which we have not yet delivered the associated service. These amounts are recognised as revenue when the service is provided.

Other non-current liabilities

Other non-current liabilities include deferred income which will not be recognised as income until after 31 March 2019. It also includes payables that are not due until after that date.

Pensions and other post-retirement benefits

The majority of employees are either members of a DB (defined benefit) or a DC (defined contribution) pension scheme. In the US we also provide healthcare and life insurance benefits to eligible retired US employees.

The fair value of associated scheme assets and present value of DB obligations are updated annually in accordance with IAS 19 (revised).

We separately present our UK and US pension schemes to show geographical split. Below we provide a more detailed analysis of the amounts recorded in the primary financial statements and the actuarial assumptions used to value the DB obligations.

Provisions

We make provisions when an obligation exists, resulting from a past event and it is probable that cash will be paid to settle it, but the exact amount of cash required can only be estimated.

The main estimates relate to environmental remediation and decommissioning costs for various sites we own or have owned and other provisions, including restructuring plans and lease contracts we have entered into that are now loss making. The evaluation of the likelihood of the contingent events has required best judgement by management regarding the probability of exposure to potential loss. Should circumstances change following unforeseeable developments, the likelihood could alter.

Our strategy in action
We are committed to the protection and enhancement of the environment. However, we have acquired, owned and operated a number of businesses which have, during the course of their operations, created an environmental impact. Therefore we have a provision that reflects the expected cost to remediate these sites. Current operations will seldom result in new sites with significant expected costs being added to the provision.

Share capital

Ordinary share capital represents the total number of shares issued which are publicly traded. We also disclose the number of treasury shares the Company holds, which are shares that the Company has bought itself, predominately to actively manage scrip issuances and employee share option plan liabilities.

Other equity reserves

Other equity reserves are different categories of equity as required by accounting standards and represent the impact of a number of our historical transactions.

Net debt

Net debt represents the amount of borrowings and overdrafts less cash, financial investments and related financing derivatives.

Commitments and contingencies

Commitments are those amounts that we are contractually required to pay in the future as long as the other party meets its obligations. These commitments primarily relate to operating lease rentals, energy purchase agreements and contracts for the purchase of assets which, in many cases, extend over a long period of time. We also disclose any contingencies, which include guarantees that companies have given, where we pledge assets against current obligations that will remain for a specific period.

Related party transactions

Related parties include joint ventures, associates, investments and key management personnel.

Financial risk management

Our activities expose us to a variety of financial risks including currency risk, interest rate risk, commodity price risk, credit risk, capital risk and liquidity risk. Our risk management programme focuses on the unpredictability of financial markets and seeks to minimise potential volatility of financial performance from these risks. We use financial instruments, including derivative financial instruments, to manage risks of this type.

This note describes our approach to managing risk, including an analysis of assets and liabilities by currency type and an analysis of interest rate category for our net debt. We are required by accounting standards to also include a number of specific disclosures (such as a maturity analysis of contractual undiscounted cash flows) and have included these requirements below.

Sensitivities

In order to give a clearer picture of the impact on our results or financial position of potential changes in significant estimates and assumptions, the following sensitivities are presented. These sensitivities are hypothetical, as they are based on assumptions and conditions prevailing at the year-end, and should be used with caution. The effects provided are not necessarily indicative of the actual effects that would be experienced because our actual exposures are constantly changing.

Additional disclosures in respect of guaranteed securities

We have three debt issuances (including preferred shares) that are listed on a US national securities exchange and are guaranteed by other companies in the Group. These guarantors commit to honour any liabilities should the company issuing the debt have any financial difficulties. In order to provide debt holders with information on the financial stability of the companies providing the guarantees, we are required to disclose individual financial information for these companies. We have chosen to include this information in the Group financial statements rather than submitting separate stand-alone financial statements.